Supplement dated December 12, 2025
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2025
On September 5, 2025, the Fund’s Board of Trustees approved the addition of Los Angeles Capital Management LLC (Los Angeles Capital) to manage a portion of the Fund’s assets, previously expected to be effective on or about December 15, 2025. The effective date for Los Angeles Capital’s appointment as a subadviser to the Fund is now expected to occur in the first quarter of 2026 (Revised Effective Date). As a result, from and after the Revised Effective Date, Los Angeles Capital will assume day-to-day management of a portion of the Fund’s portfolio and all references in the Prospectus and Summary Prospectus to Los Angeles Capital’s appointment and related changes to principal investment strategies, portfolio managers, and subadviser sleeve are hereby revised to reflect the Revised Effective Date and the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The second sentence in the second paragraph under the caption “Principal Investment Strategies” in the Summary Prospectus and in the “Summary of the Fund” and "More Information About the Fund" sections of the Fund's Prospectus is hereby superseded and replaced with the following:
The Fund’s Subadvisers are Boston Partners Global Investors, Inc., dba Boston Partners (Boston Partners), Los Angeles Capital Management LLC (Los Angeles Capital) and Summit Partners Public Asset Management, LLC (Summit Partners).
The fourth paragraph under the heading “Performance Information” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus is hereby revised to read as follows.
The Fund’s performance prior to the Revised Effective Date, reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus is hereby revised to add the following:
Subadviser: Los Angeles Capital Management LLC (Los Angeles Capital)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Hal Reynolds, CFA	Vice Chairman and Senior Portfolio Manager of Los Angeles Capital	Co-Portfolio Manager	First quarter of 2026
Daniel Allen, CFA	CEO, President and Senior Portfolio Manager of Los Angeles Capital	Co-Portfolio Manager	First quarter of 2026
Daniel Arche, CFA	Senior Portfolio Manager of Los Angeles Capital	Co-Portfolio Manager	First quarter of 2026
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's prospectus is hereby revised to add the following:
The Los Angeles Capital - Subadviser Sleeve
Los Angeles Capital invests its sleeve in global equity market with relatively lower sensitivity to the equity market. The strategy provides both long and short exposure to a diversified portfolio of U.S. and foreign equity securities. The strategy will simultaneously invest in long securities that are expected to increase in value and short sell securities that the strategy expects to decrease in value. Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® (the Model) is a proprietary quantitative model used to build equity portfolios that adapt to market conditions. The Model integrates a variety of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Los Angeles Capital believes that investor preferences toward key investment risks change over the course of a market cycle and are a key determinant in explaining security returns. Utilizing these attributes, Los Angeles Capital seeks to construct a forward-looking portfolio designed to manage risk and adapt to evolving market conditions. The strategy may invest in companies of any market capitalization and may invest without limitation in foreign securities or instruments and currencies. The principal derivative instruments in which Los Angeles Capital invests are swaps and forward foreign currency contracts.
The last paragraph under the subsection "The Investment Manager" in the "More Information About the Fund" section is hereby revised to add the following:
A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with Los Angeles Capital will be available in the Fund’s semiannual report to shareholders for the fiscal period ended October 31, 2025.
SUP284_04_018_(12/25)

The information under the subsection "Subadvisers" in the "More Information About the Fund" section is hereby revised to add the following:
Los Angeles Capital, which has served as Subadviser to the Fund since first quarter of 2026, is an SEC registered investment adviser located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. Los Angeles Capital, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Los Angeles Capital is a discretionary institutional global asset manager registered with the SEC under the Investment Advisers Act of 1940, as amended. Los Angeles Capital was founded in 2002 and is organized as a California limited liability company. Los Angeles Capital provides investment management advice across a range of equity investment strategies that are broadly categorized as U.S. equities, Emerging Markets equities, Global equities, Developed Markets outside the U.S. equities, and long/short equities.
The information under the subsection "Portfolio Managers" in the "More Information About the Fund" section is hereby revised to add the following:
Subadviser: Los Angeles Capital Management LLC (Los Angeles Capital)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Hal Reynolds, CFA	Vice Chairman and Senior Portfolio Manager of Los Angeles Capital	Co-Portfolio Manager	First quarter of 2026
Daniel Allen, CFA	CEO, President and Senior Portfolio Manager of Los Angeles Capital	Co-Portfolio Manager	First quarter of 2026
Daniel Arche, CFA	Senior Portfolio Manager of Los Angeles Capital	Co-Portfolio Manager	First quarter of 2026
Mr. Reynolds co-founded Los Angeles Capital in 2002. Mr. Reynolds began his investment career in 1982 and earned a B.A. from the University of Virginia and an M.B.A. from University of Pittsburgh.
Mr. Arche joined Los Angeles Capital in 2007. Mr. Arche began his investment career in 2006 and earned a B.A. from University of Southern California.
Mr. Allen joined Los Angeles Capital in 2009. Mr. Allen began his investment career in 1983 and earned a B.B.A. from Pacific Lutheran University and an M.B.A. from University of Chicago Booth School of Business.
Shareholders should retain this Supplement for future reference.

SUP284_04_018_(12/25)